COLUMBIA FUNDS SERIES TRUST I

                          Columbia Small Cap Core Fund
                                  (the "Fund")

              Supplement dated May 20, 2009 to the Prospectuses and
         the Statement of Additional Information dated February 1, 2009
                 (Replacing the Supplement dated April 6, 2009)



1. Effective April 30, 2009, Allyn Seymour, Jr. no longer serves as Co-manager of the Fund. Accordingly, all references to Mr. Seymour as Co-manager of the Fund are removed from the Prospectuses and Statement of Additional Information for all share classes of the Fund.

2. Peter Larson will not retire on June 30, 2009 as previously announced. Instead, Mr. Larson will continue to serve as Lead manager of the Fund. The Advisor will communicate additional portfolio management organizational updates to shareholders as it plans for Mr. Larson's departure.


         Richard G. D'Auteuil will continue to serve as Co-manager of the Fund. There will be no change to the investment process as a result of this personnel update.










        Shareholders should retain this Supplement for future reference.










INT-47/15218-0509